SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                             FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ X ]

           Pre-Effective Amendment No.  [    ]
           Post-Effective Amendment No. [ 16 ]
                                and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]
           Amendment No. [ 21 ]
                 (Check appropriate box or boxes.)


                        VOLUMETRIC FUND, INC
             (Name of Registrant as specified in Charter)


           87 VIOLET DRIVE, PEARL RIVER, NEW YORK 10965
               (Address of Principal Executive Officers)


                           (845)623-7637
                    (Phone number of registrant)



                          GABRIEL J. GIBS
                        VOLUMETRIC FUND, INC
             87 VIOLET DRIVE, PEARL RIVER, NEW YORK 10965
                (Name and Address of Agent for Service)
   Approximate Date of Proposed Public Offering: April 30, 2002


It is proposed that this filing will become effective (check appropriate box)
     [xx] immediately upon filing pursuant to paragraph (b)
     [  ] on (date) pursuant to paragraph (b)
     [  ] 60 days after filing pursuant to paragraph (a)(1)
     [  ] on (date) pursuant to paragraph (a)(1)
     [  ] 75 days after filing pursuant to paragraph (a)(2)
     [  ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.









                                              April 30, 2002


                                              Volumetric Fund, Inc.
                                          -----------------------------------
                                              Prospectus
                                               And Application









                                              [Volumetric Fund Logo]




















                                         The Securities and Exchange
                                         Commission has not approved or
                                         disapproved these securities or
                                         determined whether the information in
                                         this prospectus is adequate or
                                         accurate. Any representation to the
                                         contrary is a criminal offense.









                          TABLE OF CONTENTS

      Investment Objective. . .............................. 2
      Principal Investment Strategies .......................2
      Principal Investment Risks.............................2
      Performance........................................... 3
      Fees and Expenses..................................... 4
      Investment Strategy....................................4
      Management of the Fund............... .................6
      Pricing of Fund Shares.................................7
      Purchasing Fund Shares.................... ........... 7
      Redeeming Fund Shares..................................8
      Dividends and Distributions .......................... 9
      Tax Consequences...................................... 9
      Financial Highlights..................................10
      Application Form......................................11



INVESTMENT OBJECTIVE
Volumetric Fund's (the 'Fund') investment objective is capital growth. Its secondary objective is downside protection.


PRINCIPAL INVESTMENT STRATEGIES
The Fund typically invests in a broadly diversified portfolio of large and mid-cap stocks. These stocks are primarily those listed on the New York Stock Exchange. The Fund may also invest in common stocks of NASDAQ and other exchanges. Under negative stock market conditions, the Fund may allocate, for temporary defensive purposes, a large portion of its assets in cash equivalents or United States government securities for downside protection.


PRINCIPAL INVESTMENT RISKS
The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid. Consequently, you can lose money by investing in the Fund. The Fund is also subject to the risk that the Adviser's judgement about particular companies' stocks is incorrect and the perceived value of such stocks is not realized by the market or their prices declines.



PERFORMANCE
The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year (since 1992), and by showing how the Fund's average annual returns for one year, five years, and ten years compare to those of the broad-based New York Stock Exchange Composite Index. As with all mutual funds, the Fund's past performance does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


                       ANNUAL TOTAL RETURNS


Year Ended December 31                    Annual Total Returns
------------------------                  -----------------------

       1992                                     + 10.75 %
       1993                                     +  2.00 %
       1994                                     -  2.23 %
       1995                                     + 17.39 %
       1996                                     + 15.51 %
       1997                                     + 18.22 %
       1998                                     + 10.56 %
       1999                                     +  5.19 %
       2000                                     -  1.76 %
       2001                                     -  4.47 %




During the period shown in the bar chart and the first quarter of 2001, the highest return for a quarter was 12.64% (quarter ended
March 31, 1998) and the lowest return for a quarter was -11.55%
(quarter ended September 30, 2001).


The following table shows how the Fund's average annual total returns (before and after taxes) for one, five and ten years compare with the New York Stock Exchange Composite Index, an unmanaged, market-weighted stock market index that includes all common stocks traded on the New York Stock Excchange. All returns reflect reinvested dividends. The returns shown for the NYSE Index do not reflect the deduction of fees, expenses and taxes.


Average Annual Total Returns for
                    Year Ending 2001:   1 Year    5 Years    10 Years
Volumetric Fund
Return before taxes                      -4.34%    +5.33%     +6.85%
Return after taxes on distributions      -5.01%    +4.08%     +5.18%
Return after taxes on distributions
  and sale of Fund shares                -2.07%    +3.54%     +5.12%
New York Stock Exchange Composite Index -10.21%   +10.85%     +9.99%


   After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's 'Return after taxes on distributions' shows the effect of taxable distributions, but assumes that you still hold the Fund's shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's 'Return after taxes on distributions and sale of Fund shares' shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period.

   After-tax returns are calculated using the highest individual tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects.

    Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in a tax-deferred account (including 401(k) or IRA account), or to investors who are tax-exempt.


FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (paid by the investor directly)

   Maximum Sales Charge (Load) on Purchases:                        None
   Maximum Sales Charge (Load) on Reinvested Dividends:             None
   Deferred Sales Charge:                                           None
   Redemption Fee:                                                  None


Annual Fund Operating Expenses (expenses are deducted from fund assets)

   Management Fee                                                  1.95 %
   Distribution and Service (12b-1) Fees                           None
   Other Expenses                                                  None
   Total Annual Fund Operating Expenses                            1.95 %


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower,. based on these assumptions your costs would be:

                     1 Year                 190
                     3 Years                615
                     5 Years             $1,061
                    10 Years             $2,320

INVESTMENT STRATEGY
The Fund's primary investment objective is capital appreciation. Its secondary objective is preservation of capital, during negative stock market conditions. The Fund's primary objective may not be changed without shareholder approval

The Fund is using the unique 'Volumetric Trading System' to make investment decisions. This disciplined stock trading system has been derived from 'Volumetrics', a proprietary method of technical analysis which measures the flow of money into and out of stocks by their volume activity. Volumetrics was developed in the early 1970's by the Fund's founder Gabriel J. Gibs. Its basic concepts are described in Mr. Gibs' M.B.A. thesis entitled 'Forecasting Stock Trends by Volume Analysis' (Pace University, 1974).

The stock selection strategy of the Fund involves the identification of those stocks, for which a sudden and substantial new demand are developing and are in their early or middle stages of an upside move. As volume typically precedes price, the Fund's timing system often successfully identifies stocks under accumulation, takeover and restructuring candidates and stocks that 'smart money' buys. A simplified stock screening process to achieve this is shown in the following paragraphs.

      1) Using a computerized data base, stocks are identified from the New York Stock Exchange or Nasdaq, whose price advanced during the previous day or week on unusually heavy volume, relative to their own normal volume.
      2) From this group of stocks, primary consideration is given to those stocks that exhibit high relative strength, are in a strong industry group, have improved earnings prospects, low debt and are not yet over-appreciated in price. This group may also include turnaround situations and stocks with some other positive investment characteristics.
      3) Stocks with the most positive overall characteristics are then further analyzed by a proprietary mathematical model and the stock(s) with the highest up/down volume ratio (demand/supply ratio) will be bought.

A major aim of the Fund is to protect its portfolio against declines during market corrections and bear markets. Therefore, all stocks in the Fund's portfolio are under continuous daily volume/price surveillance. Generally, a stock will be sold when volume and price trend analysis indicate that there is a distinct reversal in its demand/supply ratio: the ratio becomes clearly negative. This type of reversal usually forecasts a decline in the price of the stock. Once a stock is sold, it will be replaced by a new, stronger stock, or under negative stock market conditions, proceeds from the sale may be invested in cash equivalents or US treasury securities.

The Fund allocates its assets between stocks and cash equivalents using a proprietary asset allocation formula. Under most stock market conditions, the cash position of the Fund would be between 3 to 15%. However, under negative stock market conditions the Fund's cash position may increase up to 40%, and under extremely negative conditions to over 40%.

The management does not take portfolio turnover into account in making investment decisions. It is estimated that most stocks in the Fund's portfolio will be held from 3 to 15 months, and the typical portfolio turnover rate of the Fund will be between 150-250%. Generally, holding periods in bull markets are expected to be longer than in bear markets. High turnover involves correspondingly greater brokerage commissions that the Fund must pay. A high turnover rate may have tax consequences for shareholders, due to the realization of capital gains or losses by the Fund. See 'Dividends, Distributions' and Tax Consequences'.
The Fund will not purchase securities on margin and will not sell any security short or engage in the purchase of call, put and other options or trading in other derivatives. The Fund will not purchase or deal in commodities, real estate or non-financial assets.


MANAGEMENT OF THE FUND
The Adviser. The Fund's investments and other activities are managed by Volumetric Advisers, Inc., 87 Violet Drive, Pearl River, New York 10965 (the 'Adviser'). The Adviser provides investment advisory services to the fund, including obtaining and evaluating economic statistical and financial information to formulate and implement investment decisions for the Fund. The Adviser has acted in a investment advisory capacity since the inception of the Fund and its predecessor partnership in August of 1978. The Fund's Adviser its subject to the supervision and control of the Fund's Board of Directors.

According to the Investment Advisory Agreement approved by the Board of Directors on June 11, 2001, the Adviser, in addition to providing investment advice, pays all expenses of the Fund. These include: salaries of personnel, research, data processing, printing, postage, clerical, administrative, advertising and marketing expenses. Furthermore, the Adviser also pays the Fund's custodian fees, state registration fees and franchise taxes, legal and auditing fees, and all other operating expenses, such as shareholder's reports and proxy statement. The Adviser also acts as the Fund's Transfer Agent. The Adviser does not pay the Fund's brokerage commissions. The Adviser shall not pay those expenses of the Fund which are related to litigation against the Fund, if any; or if the Fund is required to pay income taxes or penalties associated with those taxes.

As compensation for all the above services, the Adviser receives from the Fund a fee, payable monthly, at the annual rate of 2% of the average daily net assets of the Fund on the first $10 million of the average daily net assets; 1.90% of such net assets from $10 million to $25 million; 1.80% of such net assets from $25 to $50 million; 1.70% of such net assets from $50 to $100 million; and 1.50% of such assets over $100 million. Although this fee is higher than that paid by most mutual funds, most funds also pay various other such expenses, such as custodian, registration, legal, auditing and transfer agent fees, plus expenses of shareholder's reports. At Volumetric Fund all expenses are paid directly by the Adviser. It should also be noted that unlike many other funds, the Fund does not have any sales and redemption charges for shareholders or certain 'hidden' charges associated with distribution or marketing of the fund (12b-1 fees). Mr. Gabriel J. Gibs, President of the Adviser, is considered a 'controlling person' of the Adviser, as defined by the Investment Company Act of 1940.

The Portfolio Manager. Gabriel J. Gibs is the Portfolio Manager, President and Founder of Volumetric Advisers, Inc. and Volumetric Fund, since August of 1978. Mr. Gibs. is primarily responsible for the day-to-day management of the Fund. Irene J. Zawitkowski is the Executive Vice President and Assistant Portfolio Manger of the Fund and Vice President of the Adviser. Ms. Zawitkowski has been an officer of the Fund and the Adviser since their inception.


PRICING OF FUND SHARES
The Fund's net asset value per share (NAV) is calculated on every business day at the close of trading on the New York Stock Exchange. The Fund determines the net asset value per share by subtracting the Fund's liabilities from the Fund's total assets, dividing the remainder by the total number of shares outstanding and adjusting the result to the nearest full cent. The Fund calculates its NAV at the close of business of the New York Stock Exchange, normally 4 p.m. Eastern Time. The Fund uses market quotations in valuing its portfolio securities. Shares will not priced on those days when the New York Stock Exchange is closed for trading.


PURCHASING FUND SHARES
Shares of the Fund may be purchased at net asset value per share. Shares will be priced at the net asset value per share next determined after the investor's check or telephone purchase request is received.


                         Minimum Investments
                       ----------------------
                To open an account          $ 500
                Additional purchase         $ 200
                Automatic investment plan   $ 100

Shares may be purchased through an automatic investment plan from your bank account.

New investors who wish to purchase shares must fill out the application form and mail it with their check or money order to the Fund. The day after receipt, the Fund will issue an 'Account Statement' acknowledging the amount invested and the number of shares purchased. Additional shares may be purchased by written or telephone request. The maximum amount to be purchased by telephone is limited to three times the market value of the shares held in the shareholder's account. The Fund must receive payment after a telephone purchase within three business days. If payment is not received, the Fund will redeem sufficient additional shares from the shareholder's account to reimburse the Fund for such loss. A confirmation of the telephone purchase is not sent until payment is received.

Purchase of Fund shares will be made in full and fractional shares, computed to third decimal places, unless the investor specifies full shares. Full shares may be purchased only by telephone. The Fund reserves the right (a) to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund; suspend the offering of its shares for any period of time; (c) waive the Fund's the minimum purchase requirement.

Investors may also arrange to purchase shares of the Fund through financial planners or broker-dealers. Such financial planners or broker-dealers may charge investors a service fee for the service provided; bearing in mind that the investor could have acquired the Fund's shares directly without payment of any fee. No part of any service fee will be received by the Fund.

'No-Fee' Retirement, Automatic Investment Plans and Other
Special Accounts

Volumetric Fund offers a variety of 'no-fee' retirement accounts for individuals (IRAs), corporations
(pension plans) and the self-employed (SEP, Keogh plans).

Prototype forms of Self-Directed IRA, Roth IRA and Simplified Employee Pension Plans (SEP) are available from the Fund or from the brokerage firm of Investec Ernst & Co. (One Battery Park Plaza, New York, NY 10004). To open a self-directed retirement account, you will also have to open a brokerage account at Investec Ernst & Co. which represents the Trustee, Trustar Delaware Charter Guarantee and Trust Company, for your IRA transactions. To obtain an IRA application form or more information about retirement accounts please contact the Fund.

If you transfer to or invest in an IRA, Roth IRA or SEP account of Volumetric Fund, the usual set-up fee ($25) and annual fee ($40) charged by the Trustee will be fully waived and paid for you by Volumetric Advisers, Inc.

The Fund has an Automatic Investment Plan ('AIP') available for shareholders who wish to invest electronically through their bank. The minimum additional investment for this plan is $100. Monthly, bi-monthly and quarterly payments are available. Please contact the fund for an AIP application form.

The Fund also offers College Investment Plan ('CIP') and Beneficiary ('BA') accounts. The CIP is a long-term accumulation account with the objective to meet a minor's projected college expenses. There are lump sum, monthly, quarterly and annual payment options. The Beneficiary Account is similar to a revocable trust. It is the same as a regular account, except it will be automatically transferred to the designated beneficiary, in case of death. The beneficiary may be a person, such as a relative or friend, or a charitable organization. Please contact the Fund for additional details on BA and CIP accounts.

REDEEMING FUND SHARES
You can redeem shares of the Fund on any Business Day without a redemption fee. The Fund redeems its shares at the net asset value next determined after the Fund receives your written redemption request. Telephone redemption requests will be accepted but only after verification of ownership and is available only to individual shareholders. Joint, custodian, corporate, trust and institutional redemption requests must be made in writing. Redemption requests to close an account must be made also in writing.

Redemption payments are made no later than the third business day after the effective date for redemption. The Fund may suspend the right of redemption or postpone the date of payment for more then three days when: (a) the New York Stock Exchange is closed, (b) when trading on the New York Stock Exchange is restricted, (c) when an emergency exists which makes it impractical for the Fund to either dispose of securities or make a fair determination of net asset value. There is no assurance that the net asset value received upon redemption will be greater than that paid by a shareholder upon purchase.

The Fund expects to make all redemptions in cash. However the Fund reserves the right to pay your redemption proceeds wholly or partially in portfolio securities. Payments would be made in portfolio securities only in the rare instance that the Fund's Board of Directors believes that it would be in the Fund's best interest not to pay redemption proceeds in cash.

DIVIDENDS AND DISTRIBUTIONS
The Fund intends to qualify annually as a 'regulated investment company' (RIC) under the Internal Revenue Code. Qualified investment companies, such as most mutual funds, are exempt from Federal income taxes. In order to qualify as a 'regulated investment company' the Fund will distribute annually to its shareholders substantially all of its net investment income and net capital gains in the form of dividends and capital gain distributions.

When you open an account you will make an election to receive dividends and distributions in cash or reinvest them in additional shares of the Fund. You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. The Fund declares dividends and capital gain distributions to shareholders of record annually, currently in December, and pays the dividends and distributions before January 15 of the next year.

TAX CONSEQUENCES
Whether received in shares or cash, dividends paid by the Fund from net investment income or distributions from short-term net capital gains are taxable to shareholders as ordinary income. Distributions of capital gains are taxable to shareholders as such, regardless of the length of time Fund shares have been owned by the shareholder. A shareholder will be treated for tax purposes as having received the dividend in December when it was declared and not in January when it is paid. Dividends and capital gain distributions may be subject to state and local taxes

Shareholders are urged to consult with their own tax advisors for further information.


FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Feuer, Orlando, Pye & Co., L.L.P., independent certified public accountants, whose report, along with the Fund's financial statements, are included in annual report which is available upon request.




       Years ended December 31       2001    2000    1999    1998    1997
                                    -----   -----    ----    ----   ------
Net asset value, beginning of year  $18.16  $19.66  $19.25  $20.30  $18.38
Income from investment operations:
  Net investment income               0.00    0.04   (0.06)  (0.02)  (0.03)
  Net realized and unrealized
     gains and losses on securities  (0.79)  (0.38)   1.03    1.86    3.16
                                    -------  ------  ------  ------  ------
 Total from investment operations    (0.79)  (0.34)   0.97    1.84    3.13
                                    -------  ------  ------  ------  ------
Less distributions from:
   Net investment income             (0.03)   0.00    0.00    0.00    0.00
   Capital gains                     (0.55)  (1.16)  (0.56)  (2.89)  (1.21)
                                    ------   ------  ------  ------  ------
Total distributions                  (0.58)  (1.16)  (0.56)  (2.89)  (1.21)
                                    -------  ------  ------  ------  ------
Net asset value, end of year        $16.79  $18.16  $19.66  $19.25  $20.30
                                    =======  ======  ======  ======  ======
Total return                        (4.47%) (1.76%)   5.19%  10.57%  18.23%
                                    =======  ======  ======  ======  ======
Ratios and Supplemental Data:
Net assets, end of period
   (in thousands)                   $16,808 $18,340 $21,044 $20,539 $17,832
Ratio of expenses to average
   net assets                         1.95%   1.95%   1.90%   1.97%   1.96%
Ratio of net investment income
   to average net assets              0.02%   0.21%  (0.32%) (0.13%) (0.17%)
Portfolio turnover rate               221%     248%    232%    237%    213%










                          VOLUMETRIC FUND, INC.

For more information about the Fund, the following documents are available free upon request.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investments' policies. It is incorporated by reference, and is legally considered a part of this prospectus.

Annual/Semi annual Reports:

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report you will find the management's discussion of the market conditions and investment strategies that significantly effected the Fund's performance during its last fiscal year.

You can get free copies of these documents of Volumetric Fund or request other information about the Fund by contacting:

                         Volumetric Fund, Inc.
                            87 Violet Drive
                         Pearl River, NY 10965

              Telephone: 1-800-541-FUND  (1-800-541-3863)
                      Website: www.volumetric.com
                         Ticker symbol: VOLMX

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at www.sec.gov and the that copies of this information may be obtained, upon payment a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

Investment Company Act File No. 811-4643





Volumetric Fund, Inc.
A No-Load Mutual Fund                                    New Account
87 Violet Drive                                          Application
Pearl River, New York 10965
Websiite:www.volumetric.com
Phone: 800-541-FUND or 845-623-7637


	I (We) hereby enclose a check/money order of $_______________ payable to Volumetric Fund for the purchase of the shares of Volumetric Fund, Inc. at the price in effect at the time this application is received. Please register me as a shareholder and issue my shares as indicated below.

ACCOUNT TYPE
-------------

Account Type: ____ Regular Account (Non Retirement)
              ____ Retirement Account (IRA and Business Retirement Account)


Individual or Joint Account:

__________________________________________  _______________________________
     Name                                     Social Security Number

_____________________________________      ________________________________
     Joint of Owner                           Social Security Number of
                                               Joint Owner (if applicable)

Custodial Account/UTMA (uniform Transfer to Minors Act):

______________________________________     __________________________________
     Name of Custodian                      Social Security
Number(optional)
_________________________________________    ________________________________
       Name of Minor                         Social Security Number of Minor

Corporation, Business, Trust or Other Organization:
---------------------------------------------------

__________________________________________     _____________________________
       Organization Name                        Tax ID #

____________________________________________________________________________
       Officer, Partner, Trustee and title


ADDRESS AND TELEPHONE
---------------------
____________________________________________________________________________
     Address
 ____________________________________________________________________________
    City/State/Zip

Telephone:  Home:_______________________Work:______________________

E-mail (optional) ___________________________



Distribution Options
---------------------
Income dividends and capital gains distributions (if any) will be automatically reinvested in additional shares (Option A), unless otherwise checked below:
   Option A _________ Reinvest all income dividends and capital gains Option B __________ Pay all income dividends and capital gains in cash


Automatic Investment Option
----------------------------
This option allows you to automatically invest in Volumetric Fund directly from your bank account on a monthly, bi-monthly, or quarterly basis. Volumetric Fund will make automatic share purchases based on your enclosed check. If you would prefer purchases made from another account, please notify Volumetric Fund to send you the required form. If you wish to start the automatic investment option, circle you selection:

Amount to Invest ($100 minimum per transaction)  $ _____________
Start Date (allow 3 weeks for processing): _____________________

Frequency : Monthly/Bi-Monthly (every other month)/ Quarterly
Day of the Month: 5 th / 20 th


Information Request
-------------------
 (Circle items):
   Traditional or Roth IRA   College Investment Plan
   Beneficiary Account       Business Retirement Accounts
____________________________________________________________________________
I (We) am (are) of legal age and have received and read the Prospectus and agree to its terms. I (We) certify, under penalty of perjury, that I (we) am
(are) not subject to backup withholding and that my (our) correct taxpayer identification number is as indicated on this application.

__________________________________________      _______________________
  Signature                                      Date

__________________________________________      _______________________
  Signature of Joint Owner                       Date



Volumetric Fund, Inc.

87 Violet Drive
Pearl River
New York 10965
Tel: 845-623-7637
800-541-FUND



                              April 30, 2002



                                  PART B



                     STATEMENT OF ADDITIONAL INFORMATION


                           VOLUMETRIC FUND, INC.




This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus, a copy of which may be obtained by writing Volumetric Fund, 87 Violet Drive, Pearl River, New York 10965 or calling 800-541-3863 or (845) 623-7637. The information can also be obtained on our website: www.volumetric.com.

This Statement of Additional Information relates to the Fund's Prospectus, dated April 30, 2002.



                     TABLE OF CONTENTS

      Fund History.........................................2
      Investment Strategies and Risks......................2
      Investment Restrictions..............................2
      Management of the Fund...............................3
      Control Persons and Principal Holders of Securities .6
      Investment Advisory Services and Other Services..... 6
      Other Service Providers.. ...........................7
      Brokerage Allocation.................................8
      Capital Stock........................................8
      Purchase, Redemption and Pricing of Securities.......8
      Taxation of the Fund.................................8
      Underwriters.........................................9
      Calculation of Performance Data......................9
      Financial Statements.................................9






                       FUND HISTORY

Volumetric Fund, Inc. -- formerly named The Volumetric Investment Society -- was founded in August of 1978 by Mr. Gabriel J. Gibs, as a private investment partnership for his friends, relatives and associates. At that time he had worked as a chemist for Lonza, Inc., a large multinational chemical firm, where some of his associates encouraged him to start the fund. The Fund started its operations on September 1, 1978 with 19 charter shareholders and with net assets of $17,712, and an initial offering price of $10.00 per share.

The Fund's name was changed from the Volumetric Investment Society to Volumetric Fund on June 15, 1986 and it was incorporated under the laws of the State of New York on July 25, 1986. The Annual Meeting of shareholders approved the reorganization of the Fund into a New York corporation on July 24, 1986. The fund has been open to the general public since September 3, 1987.



               INVESTMENT STRATEGIES AND RISKS

Volumetric Fund is an open-end diversified fund. The Fund's investment objective is capital growth. Its secondary objective is downside protection. The Fund's investment strategies and risks are described in the appropriate section of the Prospectus. In the following, some additional details of the Fund's investment approach is provided.

The Fund's investment decisions, buying and selling of common stocks, are made with the utilization of volume analysis, specifically the Fund's proprietary Volumetric Trading System.
This is a technical system, based on the analysis of stocks and the market's trading volume and in which fundamental aspects are of only minor significance.

Volumetric Fund introduced the so-called 'Volume and Range system', (the 'System') on September 1, 2000. Although the Fund had used various systems before, we believe, this is the most advanced system in the Fund's history. The System utilizes a computerized, fully automated methodology to manage the Fund's portfolio. The objective of the System is growth with protection. Specifically, to match or surpass the growth of the market during bull markets and to provide safety to shareholders in bear markets. This is achieved by the combination of:
1) cash management; 2) superior stock selection with diversification; and 3) automated selling of stocks whenever they start to weaken.

According to the System, every day, after the market closes the Fund's managers do the following: 1) calculate what should be the Fund's optimum cash position; 2) determine what stocks should be sold from the portfolio, if any; 3) create a list of stocks as potential buys, based on computerized selection and volume analysis. These findings will be then implemented during the next business day.



                  INVESTMENT RESTRICTIONS

      (1)  The Fund will not purchase securities on margin.

      (2) The Fund will not sell any security short or engage in the purchase of call, put or other options.

      (3) The Fund will not invest more than 5% of its assets in the securities of any one issuer. However, United States government securities and index related securities, such as S&P 500 Index Trust, Nasdaq 100 Trust and others are exluded from this requirement. The Fund will not invest more than 25% of its assets in any single industry.

      (4) The Fund will not purchase more than 5% of any class of securities of any one issuer or invest for the purpose of exercising control of the issuer's management.

      (5) The Fund will not invest more than 5% of its total assets in the securities of other investment companies.

      (6) The Fund cannot borrow money except as a temporary emergency measure and not exceeding 10% of its total assets.
The Fund may not purchase additional securities while borrowings exceed 5% of the value of its total assets.

      (7)  The Fund will not make loans.

      (8) The Fund will not underwrite securities of other issuers, except when purchasing or selling portfolio securities.

      (9)  The Fund will not issue senior securities.

     (10) The Fund will not invest in securities for which there exists no readily available market or for which there are legal or contractual restrictions on resale.

     (11) The Fund will not purchase or deal in commodities, real estate or non-financial assets.

These investment restrictions, except for (3), may not be changed, without the approval by a vote of a majority of the Fund's outstanding voting securities. Under the Investment Company Act of 1940, such approval requires the affirmative vote, at the meeting of shareholders, of the lesser of (a) more than 50% of the Fund's outstanding shares, or (b) at least 67% of shares present or represented at the meeting, provided that the holders of more than 50% of the Fund's outstanding shares are present in person or represented by proxy.



                       MANAGEMENT OF THE FUND
The Fund's every day operations are managed by the Fund's Adviser and the Fund's officers. Major policy decisions must be approved by the Board. The number of directors is currently set at 11. The Board must approve any change in the number of directors. The Board determined that effective at the Fund's next annual meeting, June 18, 2002, the size of the board will be changed to 9.

The directors and officers of the Fund, their addresses, principal occupations and the dollar range of their shareholdings in Volumetric Fund, as of 12/31/2001, are shown below. The following categories are used for the dollar ranges: over $100,000 is A; $50,001-$100,000 is B; $25,001-$50,000 is C; $10,001-$25,000 is D; $1-$10,000 is E.

* William P. Behrens, (Age: 63), Director
Northeast Securities, Inc., 100 Wall Street,New York, NY 10005 Shareholdings:E

Vice Chairman, Northeast Securities, Inc., a member firm of New York and American Stock Exchanges, since 2001. Previously Senior Managing Director and CEO, Investec Ernst & Co. Northeast Securities is one of Volumetric Fund's brokers.

Jeffrey J. Castaldo, (Age 40), Director
1901 Regent Drive, Mount Kisco, NY 10549                      Shareholdings: C

     Executive Director, Capelli Associates, a commercial real estate
development and      management company since 1989.

George Curtis, (Age 73), Director
113 Richard Court, Pomona, NY 10970                           Shareholdings: D

     President, Colibra Advertising Agency; previously President,
CCP Printing, Inc.


* Gabriel J. Gibs, (Age 65), President, Portfolio Manager, Chairman of
  the Board
87 Violet Drive, Pearl River, New York 10965                  Shareholdings: A

     President of Volumetric Advisers, Inc., the Fund's Adviser, since 1983. Between 1974 and 1983 he was also the President of his own SEC registered investment advisory firm, a sole proprietorship, and the predecessor firm for Volumetric Advisers, Inc.


Wayne W. Moshier, (Age 70), Director
2 Stokes Farm Road, Old Tappan, NJ 07675                      Shareholdings: A

     Retired in 1994. Formerly, President of SST Corporation, a pharmaceutical and fine chemical products company.


Marcel A. Olbrecht, (Age 56), Director
76 Chuckanutt Drive, Oakland, NJ 07436	                      Shareholdings: A

     Director of Operations, Honeywell, since 1998. Previously, Vice President of Lonza, Inc., an international chemical manufacturer.

Stephen J. Samitt,  (Age 60), Director
2 Ridge Drive North, Montville, NJ 07045                      Shareholdings: B

     Partner, Briggs Bunting & Dougherty, LLP, Certified Public Accountants since 1997. Previously at Tait, Weller & Baker, a full service accounting firm.

David L. Seidenberg, (Age 55), Director
29 Shaw Road, Woodcliff Lake, NJ 07605                        Shareholdings: A

     Vice President, Davos Chemical Company, since 1972.

*Raymond W. Sheridan, (Age 51), Vice President, Treasurer, Director
1 Parker Road, Blauvelt, NY 10913                             Shareholdings: C

     Partner, Sheridan Associates, insurance and real estate brokers.

*Irene J. Zawitkowski, (Age 49) Executive Vice President, Secretary, Assistant
     Portfolio Manager, Director
     647 Athlone Terrace, River Vale, New Jersey 07675        Shareholdings: B

     Executive Vice President and CFO of Volumetric Advisers, Inc.

 *Interested person within the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940.

Directors do not receive any compensation other than a $150 fee per board meeting. This is paid by the Fund's Adviser. The salary and compensation of all officers are paid by the Adviser.


     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
Gabriel Gibs, President of the Fund's Adviser is considered the 'controlling person' of the Adviser, and therefore, that of the Fund.

Nominated directors as a group beneficially owned 129,770 shares or 12.79% of the outstanding Common Stock on April 19, 2002. This does not include shares beneficially owned by spouses, children or other relatives of directors. However, it does include directors' joint accounts with spouses and custodian or trust accounts for their minors.

        INVESTMENT ADVISORY SERVICES AND OTHER SERVICES

Volumetric Advisers, Inc., until August of 1986 named Volumetric, Inc., is the Investment Adviser of the Fund, (87 Violet Drive, Pearl River, New York, 10965), pursuant to an Investment Advisory Agreement dated June 11, 2001. It is registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940. Gabriel J. Gibs is the controlling person of the Adviser. Mr. Gibs has been managing discretionary investment accounts for individuals since 1974. His sole proprietorship business was incorporated in New York in 1983 as Volumetric, Inc.

Gabriel J. Gibs is President of both the Fund and the Adviser. Irene J. Zawitkowski is Executive Vice President of the both the Fund and of the Adviser.

The fee received by the Adviser is described in detail in the Prospectus. The Investment Adviser's fee will be reduced for any fiscal year by any amount necessary to prevent Fund expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) from exceeding the most restrictive expense limitations imposed by the securities laws or regulations of those states or jurisdictions in which the Fund's shares registered or qualified for sale.
Currently this expense limitation is 2%. The daily management fee is calculated each day and deducted from total assets, as an accrued expense, to obtain net assets. The management fee is paid out to the Adviser, semi-monthly or monthly. The daily management fee is determined by multiplying the Fund's net assets by the daily appropriate rate, currently 0.0194, and divide the resulting number by 365.

Management fees paid by the Fund to the Adviser for the past three years were as follows:

                    2001                   $  330,619
                    2000                   $  357,152
                    1999                   $  386,094


The Agreement was approved by the Board of Directors (including the affirmative vote of all Directors who were not parties to the Agreement or interested persons of any such party) on June 11, 2001. The Agreement may be terminated without penalty on 60 days written notice by a vote of the majority of the Fund's Board of Directors or by the Adviser, or by holders of a majority of the Fund's outstanding shares. The Agreement will be submitted to the first meeting of the Fund's shareholders, and if approved at the meeting will continue for two years and from year-to-year thereafter provided it is approved, at least annually, in the manner stipulated in the Investment Company Act of 1940. This requires that the Agreement and any renewal be approved by a vote of the majority of the Fund's directors who are not parties there to or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval.

The Adviser, in addition to providing investment advice, pays all expenses of the Fund. These include: salaries of personnel, research, data processing, printing, postage, clerical, administrative, advertising and marketing expenses. Furthermore, the Adviser also pays the Fund's custodian fees, state registration fees and franchise taxes, legal and auditing fees, and all other operating expenses, such as shareholder's reports and proxy statement. The Adviser also acts as the Fund's Transfer Agent. The Adviser does not pay the Fund's brokerage commissions. The Adviser shall not pay those expenses of the Fund which are related to litigation against the Fund, if any; or if the Fund is required to pay income taxes or penalties associated with those taxes.

The Fund does not receive any 12b-1 fees.


                  OTHER SERVICE PROVIDERS

TRANSFER AND DIVIDEND PAYING AGENT
-----------------------------------
     Volumetric Advisers, Inc., 87 Violet Drive, Pearl River,
New York 10965

CUSTODIAN
-----------
     JP Morgan Chase, ('JP Morgan'), 1211 Avenue of
Americas, New York, NY 10036, acts as the Custodian of the
Fund's securities. JP Morgan does not have any part in determining the investment policies of the Fund or which securities are to be purchased or sold.

INDEPENDENT PUBLIC ACCOUNTANT
------------------------------
The firm of Feuer, Orlando, Pye & Co., LLP, 117 East 29th
Street, New York, NY 10016, and their predecessor partnership, has acted as the Fund's independent certified public accountants since 1987.


                           BROKERAGE ALLOCATION

To minimize brokerage commissions the Fund uses predominantly the services of discount brokers and full-service brokers whose negotiated rates are competitive with those of discount brokers. Brokers are selected based on their fees, services, execution capability, and reputation. The Fund is not obtaining research services from any broker. William P. Behrens, a director of the Fund, is Vice Chairman of Northeast Securities, a New York Stock Exchange Member firm, which acts also as one of the brokers of the Fund.

The aggregate commissions paid by the Fund to brokers for the three previous calendar years are indicated below:

                 2001                $64,389
                 2000                $60,225
                 1999                $65,432



                       CAPITAL STOCK

The Fund is authorized to issue 2,000,000 shares of Common Stock with a par value of $.01 per share. Each share has one vote and all shares participate equally in dividends and other distributions by the Fund. Fractional shares have the same rights proportionately as do full shares.

The Fund's Board of Directors may authorize the issuance of additional shares of common stock, if demand for the Fund's shares surpasses currently authorized shares.



         PURCHASE, REDEMPTION AND PRICING OF SECURITIES

Shares of the Fund may be purchased as outline in the Prospectus.

The Fund is a no-load fund; therefore, the offering price and the net asset value are the same. It is offering and redeeming its shares at net asset value, as described in detail in the Prospectus.



                    TAXATION OF THE FUND

The Fund is qualified or intends to qualify annually as a 'regulated investment company' under Subchapter M or the Internal Revenue Code. Qualified investment companies, such as most mutual funds, are exempt from Federal income taxes. In order to qualify as a 'regulated Investment company' the Fund will distribute annually to its shareholders substantially all of its net investment income and net capital gains in the form of dividends or capital gain distributions.


                         UNDERWRITERS

The Fund has no underwriters.


                 CALCULATION OF PERFORMANCE DATA

The performance of the Fund is expressed as total return.
Total return is the change in value of an investment in a fund over a particular period, assuming that all distributions have been reinvested. Thus, total return reflects dividend income, capital gain distributions and variations in share prices at the beginning and end of a period.

The Fund's average annual total returns for periods of 1, 5 and 10 years, from January 1, 1992, are shown below. The average annual total return is calculated by summing up annual returns and dividing the sum by the number of years used. The SEC standardized is a compounded return, per instruction in Item 22 (b) (1) (A).

       Average Annual Total Returns, Period Ending 12/31/01
       ------------------------------------------------------
Return                  1 Year         5 Year       10 Year
                    -----------------------------------------
Average Annual Total   - 4.47%        + 5.54%       + 7.09%
SEC Standardized       - 4.47%        + 5.33%       + 6.85%
(compounded)

*The Fund's after tax return, with or without redemptions are indicated in the Prospectus.


                        FINANCIAL STATEMENTS

The Fund's 2001 Annual Report, dated February 16, 2002, containing the audited financial statements for year ending 2001, notes to financial statements, and the Opinion of Feuer, Orlando, Pye & Co., L.L.P, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Statement of Additional Information. A copy of the Fund's 2001 Annual Report is available free of charge upon request.







PART C

OTHER INFORMATION

Item 23.  Exhibits

     *(a) Articles of Incorporation of Volumetric Fund, Inc.
     *(b) By-Laws of Volumetric Fund, Inc.
      (c) None
     *(d) Amended Investment Advisory Agreement between Registrant and
          Volumetric Advisers, Inc.
      (e) None
      (f) None
     *(g) Custodian Agreement between the Fund and JP Morgan Chase
      (h) None
     *(i) None
     *(j) Consent of independent accountants for the Fund.
      (k) None
      (l) None
      (m) None
      (n) None
      (o) None
     *(p) Code of Ethics


* Previously filed

Item 24      Persons Controlled by or Under Common Control with Registrant
                  None
Item 25     Indemnification
                  None
Item 26     Business and Other Connection of Investment Adviser
                  None


Item 27     Principal Underwriters
                  None

Item 28      Location of Accounts and Records

                  Volumetric Advisers, Inc. maintains all records at the office of the Registrant at 87 Violet Drive, Pearl River, NY 10965.

Item 29       Management Services
                     None

Item 30       Undertakings
                      None


SIGNATURES
Pursuant to the requirements of (the Securities Act and) the Investment Company Act, the Fund (certifies that it meets all of the requirement for effectiveness of this registration statement under Rule 485(b) under the Securities Act and) has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the Town of Orangetown, and State of New York on 29th day of April 2002.

 VOLUMETRIC FUND, INC.


 By:_____________________________
        Gabriel J. Gibs, President

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.


________________                                      April 29, 2002
Gabriel J. Gibs, President, Chairman of the Board


________________                                      April 29, 2002
Irene J. Zawitkowski, Executive Vice President, Director


________________                                       April 29, 2002
Raymond W. Sheridan, Vice President, Director